PROSPECTUS SUPPLEMENT -- Feb. 19, 2004*

AXP(R) Diversified Equity Income Fund (Sept. 30, 2003) S-6475-99 W (11/03)* AXP(R) Equity Value Fund (May 30, 2003) S-6382-99 N (5/03)*
AXP(R) Mid Cap Value Fund (Sept. 30, 2003) S-6241-99 D (11/03)*
AXP(R) Utilities Fund (June 30, 2003) S-6341-99 X (8/03)*

Effective Feb. 18, 2004, the name of the AXP(R)Utilities Fund will change to AXP(R) Dividend Opportunity Fund.

Effective Feb. 19, 2004, the information in the "Investment Manager" section regarding who manages the Fund's portfolio is being replaced with:

Warren Spitz, Senior Portfolio Manager

o    Managed the Fund since**.

o    Joined AEFC in 2000 as a Senior Portfolio Manager.

o Prior to that, Portfolio Manager, Prudential Global Asset Management, from 1987 to 2000.

o    Began investment career in 1984.

o    MBA, University of Pennsylvania, Wharton School.

** AXP Diversified Equity Income Fund: 2000.
   AXP Equity Value Fund: 2000.
   AXP Mid Cap Value Fund: 2002.
   AXP Utilities Fund: 2004.

Steve Schroll, Associate Portfolio Manager

o    Managed the Fund since 2004.

o    Joined AEFC in 1998 as a Senior Security Analyst.

o    Began investment career in 1981.

o    MBA, University of Minnesota.

Laton Spahr, Associate Portfolio Manager

o    Managed the Fund since 2004.

o    Joined AEFC in 2001 as a Security Analyst.

o Prior to that, worked in research at Holland Capital Management and Freiss Associates.

o    Began investment career in 1999.

o    MS, University of Wisconsin, Applied Securities Analysis Program.



S-6475-21 A (2/04)

* Valid until further notice.